Statement of Work
                                       For
                              Vibrant Health, Inc.

     This Statement of Work describes the services that E-Site Technologies, Inc., hereinafter (E-Site), will perform for Vibrant Health, Inc., hereinafter (Client).

SCOPE  OF  WORK
---------------
     This scope of the work to be performed for Client will include the development of a data driven Internet web site to include; a Contact Management Database system, an Email Broadcast system, and a Content Management system, all inclusive hereinafter (Web Site System).

     The Web Site System will be tailored for the special needs of Client. The Client is expecting to use the Web Site System in the promotion, distribution and selling of nutritional products.

     E-Site also intends to assist the Client in enhancing this Web Site System to include E-Commerce capabilities. Any such E-Commerce work will be provided to Client under a future separate Statement of Work and is expressly not included in the deliverables of this package of services.

DELIVERABLES
------------
     This  Statement  of  Work  calls  for  the  following  deliverables:

Contact  Management  Database:
-----------------------------
Web interface and database system for retrieving, searching, storing, adding and editing contact information including the fields laid out in the online contact form.

Email  Broadcast:
-----------------
This includes a web interface and system for selection of contacts, input of information for, and broadcast emailing of emails to contacts in the contact management database. This will also include a system for contacts to remove themselves from future broadcast emails thru a link included on all emails broadcasted from the system.

Content  Management:
--------------------
This is a web interface and system for easily adding items to press releases, shareholder letters and calendar of events. The ability to add and remove main site navigation buttons. The ability to add and remove subcategories of the main site navigation buttons. The ability to manage the content attached to the


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subcategories  of  the  main  site  navigation  buttons.  The ability to add and manage  links  based  on  words,  word  combinations  and  images.

     The Deliverables will be considered complete upon final site navigation and mutual agreement between E-Site and Client.

FEES
----
     The fees for this project will be a total of $10,000. This will be due and payable to E-Site by Client in three payments. The first payment of $1,000 will accompany the execution of this agreement and prior to the beginning of any work. The second payment of $4,000 will be due and payable upon the first review by Client of the work completed while the web site system is still hosted on a development server. The Final payment of $5,000 will be due and payable when all deliverables described in this document have been completed and delivered by E-Site to Client.

     Hosting fees will be $300 a month until traffic to the site requires a co-located hosting facility. Hosting fees will commence once the Web Site System has been moved from the development server to a live production server.

TIMELINE
--------
     E-Site expects all deliverables to be completed by 12 weeks from the date project has begun. E-Site will begin the project within five business days of execution of this Statement of Work by Client and receipt by E-Site of the first payment by Client.

LICENSING
---------
     These systems will be developed by taking advantage of certain licenses that E-Site has rights to from an agreement with 1st Accredited Venture Capital LLLP. Client agrees to allow 1st Accredited Venture Capital to co-own the data in the contact management database in return for a non-exclusive, perpetual, irrevocable, worldwide, royalty-free and fully-paid up license hereinafter provided for. E-Site shall defend, indemnify and hold Client and Client's officers, directors, employees and agents harmless from any and all claims or expenses (including legal expenses and court costs), losses, costs, damages or liabilities, which may be incurred on account of any infringement or alleged infringement of the Intellectual Property Rights of others in connection with the use by Client of the Web Site System code. Client shall be deemed the author or owner of any trademarks, trade names, logos, graphics or data provided by Client and incorporated into the Web Site System. Client expressly recognizes that it is not and will not be the author or owner of any code, graphics, data or documentation provided to Client by E-Site where such code, graphics, data or documentation consists of preexisting know-how, generic, licensed or non-unique software components, structures, architectures, subroutines, functions, algorithms, formulas, third party tools, libraries and programs, which E-Site may make use of to develop or incorporate into the Web Site System, and to which E-Site or any third party licensor has prior copyright ownership ("Preexisting Materials").


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
CLIENT'S  RESPONSIBILITIES
--------------------------
     E-Site's ability to effectively produce the work required by this project requires that the necessary representatives of Client be available for discussion and decision-making. This does not mean such representatives must be on hand at all times, but they must be at least available for regularly scheduled conversations.

     Client also understands that for development to run most efficiently, they will need to be actively reviewing various parts of the work E-Site has completed and or requires Client's review of, for decision-making. Timeline shifts may occur when design decision, which rely on Client's review, are not available to E-Site.

     Client also understands that all content that is included in the Web Site System is the clients' sole responsibility. If at any time there is content that the Client feels needs to be removed from the Web Site System, E-Site will do so in a workmanlike manner after receiving written instructions from Client. The Client hereby agrees to indemnify and hold harmless E-Site from any and all liability, claims, damages and lawsuits of third parties for any and all activities related to the use of the Web Site System by such third parties pursuant to this Agreement, including but not limited to, attorney's fees and all costs related to any lawsuits or arbitration.

WARRANTIES  AND  DISCLAIMERS
----------------------------
     E-Site warrants that the Web Site System will perform it's essential purpose as stated in this Statement of Work, to the reasonable satisfaction of the Client. Should E-Site breach any of its warranties herein, Client shall so notify E-Site in writing, and E-Site shall use reasonable diligence to remedy such breach within 30 days of receipt of Client's notice. Should E-Site fail to remedy the breach within that time, Client shall be entitled to a reasonable abatement of fees hereunder and any other damages permitted by law. IN NO EVENT SHALL E-SITE BE LIABLE TO CLIENT FOR ANY AMOUNT IN EXCESS OF THE FEES ACTUALLY PAID BY CLIENT TO E-SITE FOR SERVICES AND THE WEB SITE SYSTEM PROVIDED HEREUNDER. CLIENT AGREES THAT ANY EFFORTS BY E-SITE TO MODIFY ITS SERVICES OR WEB SITE SYSTEM SHALL NOT BE DEEMED A WAIVER OF THESE LIMITATIONS, AND THAT ANY WARRANTIES SHALL NOT BE DEEMED TO HAVE FAILED OF THEIR ESSENTIAL PURPOSE. CLIENT FURTHER AGREES THAT IN NO EVENT SHALL E-SITE BE LIABLE TO CLIENT OR ANY THIRD PARTY FOR ANY LOSS OF PROFITS, LOSS OF DATA, LOSS OF USE, INTERRUPTION OF BUSINESS, OR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHETHER UNDER THIS AGREEMENT OR OTHERWISE, EVEN IF E-SITE WAS ADVISED OF THE POSSIBILITY. MODIFICATIONS MADE TO THE WEB SITE SYSTEM BY CLIENT OR ANY THIRD PARTY VOIDS ANY REMAINING EXPRESS OR IMPLIED WARRANTIES. Some jurisdictions do not permit the exclusion or limitation of liability for consequential or incidental damages, and, as such, some portion of the above limitation may not apply to Client. In such jurisdictions, E-Site's liability is limited to the greatest extent permitted by law. Notwithstanding any other provision or waiver of liability or warranty contained in this Section, Warranties and Disclaimers, Client agrees to indemnify and hold harmless E-Site
----------------------------


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
from any and all liability, claims, damages and lawsuits of third parties related to the services and use of the Web Site System pursuant to this Agreement, including but not limited to, attorney's fees and all costs related to any lawsuits or arbitration.

AUTHORIZATION  TO  BEGIN  WORK
------------------------------
     Services will no occur until written authorization and the first payment has been received by E-Site from Client. The signatures below represent
Client's approval for E-Site to commence work on this project as currently defined, with an agreement to pay all fees incurred upon the successful delivery of such work.

Please  return  this  letter  and  the  first  payment  to:

          E-Site  Technologies,  Inc.
          5957  S  Birch  Way
          Littleton,  CO  80121

SIGNATURES
----------

For:  E-Site  Technologies,  Inc.          For:  Vibrant  Health,  Inc.


________________________________           _________________________________
Signature                                  Signature


Dennis  Lairamore
                                           _________________________________
                                           Name


President                                  _________________________________
                                           Title


_______________________________            _________________________________
Date                                       Date


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
                                Statement of Work
                     Shopping Cart and E-commerce System for
                              Vibrant Health, Inc.

     This statement of work describes the project that E-Site Technologies, Inc., hereinafter (E-Site), will perform for Vibrant Health, Inc. hereinafter (Client).

Description  of  Work
---------------------
     This project is to add basic E-commerce functionality to the existing VibrantHealthOnline.com web site system.

Deliverables
------------
     This  statement  of  work  covers  the  following  deliverables:

Requirements:
------------
The requirements for this project are defined in the Shopping Cart System Design Requirements document.

Project  Fees
-------------
     The fees for this project will be a total of $3,200.00. This will be due and payable to E-Site by Client when all deliverables described in this document have been completed and delivered by E-Site to Client. These fees cover hosting of VibrantHealthOnline.com, until 12/31/02. The level of hosting is limited to what E-Site can cover with $150 worth of bandwidth and processing per month. If the bandwidth and or processing requirements of the vibranthealthonline.com website grow beyond what E-Site can provide for $150.00 per month, E-Site will charge an appropriate additional amount that will be passed on to Client. Client will also be responsible for the cost of materials for any software and or components that are determined by both parties to be necessary for review and or use during this project.

Timeline
--------
     The timeline of this project will be dynamic due to its inherent unknowns, but E-Site expects all deliverables to be completed by January 11th, 2002.

Client's  Responsibilities
--------------------------
     E-Site's ability to effectively produce the work required by this project requires that the necessary representatives of Client be available for discussion and decision-making. This does not mean such representatives must be on hand at all times, but they must be at least available for regularly scheduled conversations.
     Client also understands that for development to run most efficiently, they will need to be actively reviewing various parts of the work E-Site has completed and or requires Client's review of, for decision-making. Timeline shifts may occur when reviews or design decisions are not made quickly by Client.

Authorization  to  Begin  Work
------------------------------
     Delivery of consulting services cannot occur until written authorization has been received by E-Site from Client. The signatures below represent
Client's approval for E-Site to commence work on this project as currently defined, with an agreement to pay all fees incurred in the delivery of such work.

Please  return  this  letter  to  my  attention  at  the  following  address:

          E-Site  Technologies,  Inc.
          C/O  Dennis  Lairamore
          5957  South  Birch  Way
          Littleton,  CO  80121

Signatures
----------
For  Client                              For  E-Site  Technologies,  Inc.


________________________________         _________________________________
Signature                                Signature


________________________________         _________________________________
Name                                     Name


_______________________________          _________________________________
Title                                    Title


_______________________________          _________________________________
Date                                     Date


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